UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 18, 2005

                         GREENE COUNTY BANCSHARES, INC.
               (Exact Name of Registrant as Specified in Charter)


           Tennessee                      0-14289              62-1222567
(State or Other Jurisdiction of         (Commission          (I.R.S. Employer
         Incorporation)                 File Number)        Identification No.)

              100 North Main Street
             Greeneville, Tennessee                           37743-4992
    (Address of Principal Executive Offices)                  (Zip Code)

                                 (423) 639-5111
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry Into a Material Definitive Agreement

         On July 20, 2005, Greene County Bank (the "Bank"), a wholly-owned bank subsidiary of Greene County Bancshares, Inc. (the "Company"), entered into a Branch Purchase and Assumption Agreement (the "Purchase Agreement") with Old National Bank, a national banking association having its principal office in Evansville, Indiana, to acquire five Old National branches in Clarksville, Tennessee with approximately $172 million in deposits and approximately $120 million in loans at June 30, 2005.

         The Purchase Agreement provides that if the Company fails to obtain financing for the transaction as required, Old National may terminate the Purchase Agreement and receive a termination fee of $750,000.

         The  consummation of this transaction is subject to the satisfaction of
various  customary  closing  conditions,   including  the  receipt  of  required
regulatory approvals, and is expected to occur in the fourth quarter of 2005.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On July 18, 2005, William F. Richmond, Senior Vice President and Chief Financial Officer of the Company informed the Company's Board of Directors of his intention to retire as Senior Vice President and Chief Financial Officer effective as of January 1, 2006. It is expected that Mr. Richmond will remain employed by the Company on a part-time basis to perform certain transitional services during 2006 although no formal arrangement has been entered into regarding such services as of the date hereof.


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

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GREENE COUNTY BANCSHARES, INC.


                                   By:  /s/ R. Stan Puckett
                                       -----------------------------------------
                                       R. Stan Puckett

                                       Chairman of the Board and Chief
                                       Executive Officer
                                       (Duly Authorized Representative)


Date:  July 21, 2005



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